--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 4, 2001

                            CHEVY CHASE BANK, F.S.B.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            United States                    333-71668                 52-0897004
-----------------------------------   ----------------------------  ---------------------
  (State or Other Jurisdiction of       (Commission File              (I.R.S. Employer
           Incorporation)                     Number)                Identification No.)

          7501 Wisconsin Avenue
         Bethesda, Maryland 20814                                          20814
                                                                    ---------------------
 (Address of Principal Executive Offices)                                (Zip Code)

        Registrant's telephone number, including area code (301) 986-7000
                                                           ---------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits:

          23.1   Consent of Arthur Andersen LLP, independent accountants.

          25.1   Form T-1 Statement of Eligibility.

                                   SIGNATURES

       Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                          CHEVY CHASE BANK, F.S.B., on behalf of Chevy Chase Auto Receivables Trust 2001-3

                          Registrant

                          By:    /s/ Mark A. Holles
                                 ------------------
                          Name:  Mark A. Holles
                          Title: Group Vice President

Dated:  December 5, 2001

                                  EXHIBIT INDEX
                                  -------------
Exhibit No.        Description
----------         -----------

Exhibit 23.1       Consent of Arthur Andersen LLP, independent accountants.

Exhibit 25.1.      Form T-1 Statement of Eligibility